UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2022

Intapp, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-40550		46-1467620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3101 Park Blvd	Palo Alto	California	94306
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (650) 852-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	INTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 3, 2022, Beverly Allen was appointed to the board of directors of Intapp, Inc. (the “Company”). Ms. Allen will serve as a Class II director whose term will expire at the Company’s 2022 annual meeting of stockholders. As of the time of the filing of this Current Report on Form 8-K, the Board has not determined the committees, if any, to which Ms. Allen will be appointed.

Ms. Allen will be entitled to receive compensation from the Company for her service as a director in accordance with the Company’s non-employee director compensation policy (the “Non-Employee Director Compensation Policy”) as described in the Company’s 2021 proxy statement filed with the Securities and Exchange Commission on October 5, 2021. Further information regarding stock-based awards under the Non-Employee Director Compensation Policy is included in Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 filed with the Securities and Exchange Commission on September 15, 2021.

In connection with her appointment to the Board, Ms. Allen has entered into the Company’s standard form of indemnification agreement with its directors and officers, a copy of which was filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333-256812) filed with the Securities and Exchange Commission on June 24, 2021.

There are no arrangements or understandings between Ms. Allen and any other person pursuant to which Ms. Allen was elected as a director.  Ms. Allen does not have any family relationships with any of the Company’s directors or executive officers, and she does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On February 9, 2022, the Company issued a press release announcing the appointment of Ms. Allen to the Company’s board of directors, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAPP, INC.

By:	/s/ Steven Todd
Name: Steven Todd
Title: General Counsel

Date: February 9, 2022